                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)..............September 12, 2000



                                  TSET, Inc.
                                  ----------
             (Exact name of registrant as specified in its charter)

          Nevada                                      000-30191                87-0440410
---------------------                       -------------------------   -----------------------
(State or other jurisdiction of              (Commission file number)   (I.R.S. employer
incorporation or organization)                                          (identification number)

333 South State Street, PMB 111, Lake Oswego, Oregon                           97034
-----------------------------------------------------------------------------------------------
 (Address of principal executive offices)                                   (Zip Code)
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       Registrant's Telephone number, including area code: (503)293-1270
                                                           -------------

  (former, name, address and former fiscal year, if changed since last report)

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Item 5.  Other Events

     Sale of Shares of EdgeAudio.com, Inc.  As of September 12, 2000,
     -------------------------------------
EdgeAudio.com, Inc. ("EdgeAudio"), an Oregon corporation and wholly-owned subsidiary of TSET, Inc., sold twenty-five thousand (25,000) shares of newly-
authorized preferred stock equal to twenty percent (20%) of the total shares of
EdgeAudio (the "Preferred Shares") in a cash transaction to a private investor.

     EdgeAudio, TSET and the investor also entered into a Shareholders Agreement which provides, among other things, EdgeAudio the right of first refusal in connection with any proposed transfer of the EdgeAudio common shares owned by TSET or the Preferred Shares owned by the investor.

     EdgeAudio's articles of incorporation were also amended to provide that the Preferred Shares be entitled to, among other things, certain dividend and liquidation preferences, conversion rights, and voting power such that the Preferred Shares will represent voting control of EdgeAudio; however, the Company retains the right to veto a certain class of transactions. Registration rights were also granted with respect to the Preferred Shares.

     Certain provisions of the Agreement and Plan of Reorganization, dated as of May 4, 2000, pursuant to which the Company acquired sole ownership of EdgeAudio, were also amended to, among other things, reflect changes in executive management, composition of EdgeAudio's board of directors, and vesting in EdgeAudio's board of directors authority for certain actions that previously were subject to the Company's control or consent.

Item 7(c).  Exhibits

     The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-B:

Exhibit          Name of Exhibit
-------          ---------------

2.0              Amendment to Agreement and Plan of Reorganization

3.4              Amended Articles of Incorporation of EdgeAudio.com, Inc.

10.1             Shareholders Agreement

10.2             Preferred Stock Purchase Agreement

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  September 21, 2000                            TSET, Inc.

                                                      By: /s/Jeffrey D. Wilson
                                                             -----------------
                                                             Jeffrey D. Wilson
                                                             (Chairman and
                                                             Chief Executive
                                                             Officer)

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